CONSENT AND SECOND AMENDMENT
TO LOAN AND SECURITY AGREEMENT

THIS CONSENT AND SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of March ____, 2005 (this "**Amendment**"), is made by and among **GENERAL ELECTRIC CAPITAL CORPORATION,** a Delaware corporation ("**Lender**"), **SPARKS EXHIBITS & ENVIRONMENT CORP.**, a Pennsylvania corporation ("**Leading Borrower**"),**SPARKS EXHIBITS & ENVIRONMENTS, LTD.**, a California corporation ("**Second Borrower**"), **SPARKS EXHIBITS & ENVIRONMENTS, INC.**, a Georgia corporation ("**Third Borrower**"), and **DMS STORE FIXTURES LLC**, a Pennsylvania limited liability company ("**Fourth Borrower**") (Leading Borrower, Second Borrower, Third Borrower and Fourth Borrower being sometimes collectively referred to as "**Borrowers**" and each a "**Borrower**").

WITNESSETH

WHEREAS, Borrowers and Lender are parties to that certain Loan and Security Agreement, dated as of February 6, 2004 (as amended, supplemented or otherwise modified from time to time, the "**Loan Agreement**"; capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement including, without limitation, as amended by Sections 4 and 5 of this Amendment); and

WHEREAS, Borrowers have requested that Lender (a) consent to the acquisition of certain assets of Showtime Enterprises, Inc. ("**Showtime**") and Showtime Enterprises West, Inc. ("**Showtime West**"; together with Showtime, the "**Showtime Debtors**") by Leading Borrower, pursuant to the terms set forth in that certain Asset Purchase Agreement, dated as of January 11, 2005, as supplemented by the Final Sale Order (the "**Asset Purchase Agreement**"), by and among the Showtime Debtors and Leading Borrower, including without limitation (i) the assumption by Leading Borrower of indebtedness owing to the United States Small Business Administration ("SBA") in a principal amount not to exceed $580,000, as more fully set forth in the SBA Documents, and (ii) the purchase by Leading Borrower of the Showtime Debtors' subordinated debt from Alliance and Argosy for a purchase price in an aggregate amount not to exceed $400,000 in cash, $400,000 pursuant to a promissory note, issuance of warrants and a one percent (1.0%) annual (limited to four (4) years) payout on sales originating from the customers and account executives of the Showtime Debtors, all as more fully set forth in the Alliance/Argosy Documents (collectively, the "**Transactions**"), (b) extend the Stated Expiry Date of the Loan Agreement to February 6, 2008, (c) increase the Maximum Amount of the Revolving Credit Loan to $15,000,000, and (d) make a Term Loan to Leading Borrower in the initial principal amount of $1,000,000 (for avoidance of doubt, the $1,000,000 Term Loan is in addition to the increase in the Maximum Amount to $15,000,000, for a total credit facility of up to $16,000,000);

WHEREAS, Lender is willing to consent to the Transactions and make the requested amendments to the Loan Agreement (with different effective dates as set forth below), subject to the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

STATEMENT OF TERMS

1. **Consent to Transactions.** Lender hereby consents to the Transactions pursuant to the terms and conditions set forth in the Asset Purchase Agreement, the SBA Documents and the Alliance/Argosy Documents, subject to the terms and conditions set forth herein. In furtherance thereof, Lender acknowledges that the Borrowers may use their collective Borrowing Availability in order to consummate the Transactions.

2. **Effectiveness of Consent and Amendments.** The consent granted by Lender in Section 1 hereof, together with the amendments set forth in Sections 3, 4(a), 4(d), 6(b) and 8 and the agreements and other provisions set forth in Sections 9 and 11-14, shall become effective upon satisfaction of the conditions listed in Section 10 hereof. The amendments set forth in Sections 4(b), 4(c), 4(e), 4(f), 5(a)-(g) and 7 shall become effective on the later of (a) the Final Order Effective Date, and (b) March 21, 2005, and upon receipt by Lender of the Term Note. The

amendment set forth in Section 6(a) shall become effective upon delivery of Borrowers' annual Financial Statements for the Fiscal Year ending December 31, 2005.

3. **Deletion of Transaction Summary**. The Transaction Summary contained in the Loan Agreement is hereby deleted in its entirety.

4. **Amendments to Schedule A**. Schedule A is hereby amended as follows:

(a) The following definitions are hereby added to Schedule A as follows:

"Acquired Documents" means the collective reference to the Alliance/Argosy Documents and the SBA Documents.

"Acquired Indebtedness" means the collective reference to the Alliance/Argosy Indebtedness and the SBA Indebtedness.

"Alliance" means Alliance Mezzanine Investors, L.P.

"Alliance/Argosy Documents" means the collective reference to (i) the Agreement dated January 11, 2005 among Leading Borrower, Alliance and Argosy, (ii) the Agreement dated on or about March 15, 2005 among Leading Borrower, Alliance and Argosy, (iii) the $257,144 Promissory Note dated on or about March 15, 2005 given by Leading Borrower in favor of Argosy, (iv) the $142,856 Promissory Note dated on or about March 15, 2005 given by Leading Borrower in favor of Alliance, (v) the Royalty Agreement dated on or about March 15, 2005 among Leading Borrower, Alliance and Argosy, (vi) the Warrant to Purchase Common Stock of Marlton Technologies, Inc. (385,716 shares) dated on or about March 15, 2005 given by Marlton in favor of Argosy, and (vii) the Warrant to Purchase Common Stock of Marlton Technologies, Inc. (214284 shares) dated on or about March 15, 2005 given by Marlton in favor of Alliance.

"Argosy" means Argosy Investment Partners II, L.P.

"Final Sale Order Effective Date" shall mean the date upon which the time to appeal the Final Sale Order or to seek review, rehearing, reconsideration or certiorari with respect to the Final Sale Order shall have expired; provided that, as of such date, the Final Sale Order shall not have been stayed, modified or reversed, no appeal or petition for review, rehearing, reconsideration or certiorari shall be pending, and the Final Sale Order shall otherwise be in full force and effect.

"Final Sale Order" shall mean the Order dated March 4, 2005 of the United States Bankruptcy Court for the District of New Jersey approving the Transactions.

"SBA" means the United States Small Business Administration.

"SBA Documents" means the collective reference to (i) the Agreement for Assumption of Indebtedness dated on or about March 15, 2005 between the SBA and Leading Borrower, (ii) the original Promissory Note dated April 23, 2002 being assumed by Leading Borrower, and (iii) the Unconditional Guarantee dated on or about March 15, 2005 given by Marlton in favor of the SBA.

"SBA Indebtedness" means the indebtedness owing by Leading Borrower to SBA pursuant to the SBA Documents.

(b) Subsection (b) of the definition of "Borrowing Base" is hereby amended by deleting the sum "$2,500,000" contained therein and inserting in place thereof the sum "$4,000,000".

(c) Subsection (c)(ii)(B) of the definition of "Borrowing Base" is hereby amended by deleting the sum "$3,000,000" contained therein and inserting in place thereof the sum "$4,000,000".

(d) The definition of "Loan Documents" is hereby amended to include this Amendment, the Term Note and all agreements, documents, instruments and certificates executed and delivered by any Person (other than Lender) in favor of Lender in connection with this Amendment.

(e) The definition of "Maximum Amount" is hereby amended and restated in its entirety as follows:

"Maximum Amount" means $15,000,000.

(f) The definition of "Stated Expiry Date" is hereby amended and restated in its entirety as follows:

"Stated Expiry Date" means February 6, 2008.

5. <u>Amendments Relating to the Term Loan</u>.

(a) The following definitions are hereby added to Schedule A as follows:

"Loans" means the Revolving Credit Loan including the Letter of Credit Obligations, and the Term Loan.

"Notes" means the Revolving Credit Notes and the Term Note.

"Term Loan" means the loan in the amount specified in and evidenced by the Term Note, and made to Leading Borrower under the terms of this Agreement, and any renewals, extensions, revisions, modifications or replacements therefor or thereof.

"Term Loan Rate" has the meaning assigned to it in Section 1.5(a).

"Term Note" means the promissory note of Leading Borrower in favor of Lender dated as of the Final Order Effective Date in the original principal amount of $1,000,000.

(b) Section 1.1 of the Loan Agreement is hereby amended to include new subsection (f) as follows:

(f) Term Loan. Subject to the terms and conditions of this Agreement, Lender agrees to make the Term Loan to Leading Borrower as of the Final Sale Order Effective Date in the original principal amount specified in the Term Note. The Term Loan shall be evidenced by, and be repayable in accordance with, the terms of the Term Note and this Agreement.

(c) Section 1.2(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(a) Upon the Commitment Termination Date the obligation of Lender to make Revolving Credit Advances and extend other credit hereunder shall immediately terminate and Borrowers shall pay to Lender in full, in cash: (i) all outstanding Revolving Credit Advances and all accrued but unpaid interest thereon; (ii) an amount sufficient to enable Lender to hold cash collateral as specified in <u>Schedule C</u>; (iii) all outstanding principal and accrued but unpaid interest on the Term Loan; and (iv) all other non-contingent Obligations due to or incurred by Lender.

(d) Section 1.2(c) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(c) Borrowers shall have the right, at any time upon thirty (30) days' prior written notice to Lender to (i) terminate voluntarily Borrowers' right to receive or benefit from, and Lender's obligation to make and to incur, Revolving Credit Advances and Letter of Credit Obligations, (ii) prepay all or a portion of the Term Loan, provided that any prepayment of less than all of the outstanding balance of the Term Loan shall be applied to the remaining installments of the Term Loan in the inverse order of their maturity, and (iii) prepay all of the Obligations. The effective date of termination of the Revolving Credit Loan and the Term Loan (a termination of the Revolving Credit Loan shall be deemed an automatic termination of the Term Loan) specified in such notice shall be the Commitment Termination Date. If Borrowers exercise the right of termination and prepayment, or if Lender's obligation to make Loans is terminated for any reason prior to the Stated Expiry Date (including as a result of the occurrence of an Event of Default), Borrowers shall pay to Lender the applicable Prepayment Fee.

(e) Section 1.5(a) is hereby amended by adding a new sentence after the first sentence thereof as follows:

Leading Borrower shall pay interest on the outstanding balance of the Term Loan at a floating rate equal to the Index Rate plus three and three quarters percent (3.75%) per annum (the "Term Loan Rate").

(f) Section 1.5(b) of the Loan Agreement is hereby amended and restated in its entirety as follows:

Interest shall be payable on the outstanding Revolving Credit Advances and balance of the Term Loan (i) in arrears for the preceding calendar month on the first day of each calendar month, (ii) on the Commitment Termination Date, and (iii) if any interest accrues or remains payable after the Commitment Termination Date, upon demand by Lender.

(g) Section 1.5(c) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(c) Effective upon the occurrence of any Event of Default and for so long as any Event of Default shall be continuing, the Revolving Credit Rate, the Term Loan Rate and the Letter of Credit Fee shall automatically be increased by three percentage points (3%) per annum (such increased rate, the "Default Rate"), and all outstanding Obligations, including unpaid interest and Letter of Credit Fees, shall continue to accrue interest from the date of such Event of Default at the Default Rate applicable to such Obligations.

6. <u>Other Amendments to the Loan Agreement</u>.

(a) The grid in Section 1.5(a) shall be amended and restated in its entirety as follows:

If the Fixed Charge Coverage Ratio for the Immediately Preceding Fiscal Year is:	Then the Revolving Credit Rate shall be:
Less than or equal to 1.25 : 1.0	Index Rate + 4.50%
Greater than 1.25 : 1.0, but less than 1.50 : 1.0	Index Rate + 4.00%
Greater than 1.50 : 1.0, but less than 2.0 : 1.0	Index Rate + 3.50%
Greater than or equal to 2.0 : 1.0	Index Rate + 3.00%

(b) New clauses (j) and (k) are added to Section 5 of the Loan Agreement as follows:

(j) pay any Acquired Indebtedness; provided; however, that so long as and to the extent that both before and after giving effect to any such Acquired Indebtedness, no Event of Default has occurred and is continuing, Leading Borrower may make scheduled payments only of Acquired Indebtedness, without acceleration or prepayment.

(k) amend, modify or supplement any of the terms of the Acquired Indebtedness or the Acquired Documents if such amendment, modification or supplement would increase the amount of such Acquired Indebtedness, accelerate the maturity of any payments due thereunder or otherwise have an adverse effect on (i) Lender's interests under the Loan Agreement, and/or (ii) Borrowers' ability to repay the Obligations in full when due.

7. **Revolving Credit Rate; Collateral Monitoring Fee.** In anticipation that the audited Financial Statements for the Fiscal Year ending December 31, 2004 will indicate that the Fixed Charge Coverage Ratio is greater than or equal to 1.50 : 1.0, Lender will, as an accommodation to the Borrowers, decrease (a) the Revolving Credit Rate to the Index Rate plus three and one-half percent (3.50%), and (b) the Collateral Monitoring Fee to $12,000; provided, however, that if such Financial Statements do not indicate that the Fixed Charge Coverage Ratio is greater than or equal to 1.50 : 1.0., the Revolving Credit Rate and the Collateral Monitoring Fee shall be increased according to the grid set forth in Section 1.5(a) of the Loan Agreement.

8. **Amendments to Disclosure Schedules.** Disclosure Schedules 3.2, 3.6 and 3.13 (copies of which are attached hereto) are hereby amended and restated in their entirety.

9. **Representations and Warranties.** To induce Lender to enter into this Amendment, each Borrower hereby warrants and represents to Lender as follows: (a) each representation and warranty of such Borrower set forth in the Loan Agreement is hereby restated and reaffirmed as true and correct on and as of the date hereof after giving affect to this Amendment as if such representation or warranty were made on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to a prior specific date or period in which case it is true and correct as of such prior date or period); (b) no Default or Event of Default has occurred and is continuing as of this date under the Loan Agreement after giving effect to this Amendment; (c) such Borrower has the power and is duly authorized to enter into, deliver and perform its obligations under this Amendment and to perform its obligations under the Loan Agreement, as amended hereby; and (d) each of this Amendment and the Loan Agreement, as amended hereby, constitutes a legal, valid and binding obligation of such Borrower and is enforceable against such Borrower in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

10. **Conditions Precedent to Effectiveness of this Amendment.** The effectiveness of this Amendment is subject to the fulfillment of the following conditions precedent satisfactory to Lender and its counsel:

(a) Lender shall have received one or more counterparts of this Amendment duly executed and delivered by each of the Credit Parties hereto, and all other agreements, documents and instruments contemplated by this Amendment;

(b) Lender shall have received a certificate signed by the Secretary or an Assistant Secretary of each Borrower, dated as of the date hereof, certifying the incumbency of such Borrower's officers and the authenticity of resolutions adopted by the board of directors or managers (as applicable) of such Borrower approving and authorizing the execution, delivery and performance by such Borrower of this Amendment, the Term Note and each other instrument, document or agreement to be executed or delivered by such Borrower hereunder;

(c) Each Guarantor and Robert B. Ginsburg shall have consented to the execution, delivery and performance of this Amendment and all of the transactions contemplated hereby by signing one or more counterparts of this Amendment in the appropriate space indicated below and returning the same to Lender;

(d) Lender shall have received fully-executed copies of the Asset Purchase Agreement, the Acquired Documents, and all other agreements, documents and instruments executed in connection therewith;

(e) Lender shall have received a copy of the Final Sale Order; and

(f) Lender shall have received a non-refundable Closing Fee of $25,000.

11. **Post-Closing Obligations**. Borrowers will use their commercial reasonable efforts to obtain and deliver to Lender a landlord's waiver in form and substance satisfactory to Lender with respect to the Leading Borrower's Las Vegas facility. If Borrower is unable to obtain and deliver such landlord's waiver to Lender within sixty (60) days after the date hereof, Lender may, at its option, either implement a reserve based upon three (3) months rent for such facility or deem all Collateral located thereat ineligible for lending purposes.

12. **Continuing Effect of Loan Agreement.** Except as expressly modified hereby, the provisions of the Loan Agreement, and the Liens granted thereunder, are and shall remain in full force and effect and are hereby ratified and confirmed by Borrowers, including, without limitation, the provisions in the Loan Agreement providing for judgment by confession.

13. **Counterparts.** This Amendment may be executed in multiple counterparts each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any signature delivered by a party via facsimile shall be deemed to be an original signature hereto.

14. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

[INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first set forth above.

SPARKS EXHIBITS & ENVIRONMENTS CORP.

By:______________________________
Name: Robert B. Ginsburg
Title: Chief Financial Officer

SPARKS EXHIBITS & ENVIRONMENTS, LTD.

By:______________________________
Name: Robert B. Ginsburg
Title: Chief Financial Officer

SPARKS EXHIBITS & ENVIRONMENTS, INC.

By:______________________________
Name: Robert B. Ginsburg
Title: Chief Financial Officer

DMS STORE FIXTURES LLC

By:______________________________
Name: Robert B. Ginsburg
Title: Chief Financial Officer

GENERAL ELECTRIC CAPITAL CORPORATION

By:______________________________
Name: Jeffrey Zinn
Title: Duly Authorized Signatory

CONSENT OF GUARANTORS

Each of the undersigned Guarantors, intending to be legally bound, does hereby consent to the execution, delivery and performance of the within and foregoing Amendment, and confirms and reaffirms, without setoff, counterclaim, deduction or other claim of avoidance of any nature, the continuing effect of its guarantee of the Obligations after giving effect to the foregoing Amendment.

IN WITNESS WHEREOF, each of the undersigned Guarantors has executed this Consent of Guarantors as of the day and year first above set forth.

MARLTON TECHNOLOGIES, INC.

By:______________________________
Name: Robert B. Ginsburg
Title: Chief Executive Officer

SPARKS EXHIBITS HOLDING CORPORATION

By:______________________________
Name: Robert B. Ginsburg
Title: Chief Financial Officer

SPARKS EXHIBITS & ENVIRONMENTS INCORPORATED

By:______________________________
Name: Robert B. Ginsburg
Title: Chief Financial Officer

SPARKS EXHIBITS & ENVIRONMENTS COMPANY

By:______________________________
Name: Robert B. Ginsburg
Title: Chief Financial Officer

SPARKS EXHIBITS & ENVIRONMENTS CORP.

By:______________________________
Name: Robert B. Ginsburg
Title: Chief Financial Officer

SPARKS EXHIBITS & ENVIRONMENTS, LTD.

By:______________________________
Name: Robert B. Ginsburg
Title: Chief Financial Officer

SPARKS EXHIBITS & ENVIRONMENTS, INC.

By:______________________________

Name: Robert B. Ginsburg

Title: Chief Financial Officer

DMS STORE FIXTURES LLC

By:______________________________

Name: Robert B. Ginsburg

Title: Chief Financial Officer

CONSENT OF ROBERT B. GINSBURG

The undersigned, intending to be legally bound, hereby consents to the execution, delivery and performance of the within and foregoing Amendment, and confirms and reaffirms, without setoff, counterclaim, deduction or other claim of avoidance of any nature, the continuing effect of his Performance Agreement after giving effect to the foregoing Amendment.

IN WITNESS WHEREOF, the undersigned has executed this Consent of Robert B. Ginsburg as of the day and year first above set forth.

____
ROBERT B. GINSBURG